EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lieberman, certify that:

1. I have reviewed this quarterly report on Form 10-Q of World Health Energy Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's other certifying  officer and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

     a.  designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this quarterly report based on such evaluation; and

     c. disclosed in this report any change in the registrant's internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting; and

5. I have  disclosed,  based on our most recent  evaluation of internal  control over financial reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons  performing  the equivalent functions):

     a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b. any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: November 12, 2010

/s/ David Lieberman
David Lieberman
Chief Accounting Officer